Exhibit 99.2

© 2025 AAR CORP. All rights reserved worldwide. 1 Third Quarter Fiscal Year 2025 Earnings Call March 27, 2025

© 2025 AAR CORP. All rights reserved worldwide. 2 Forward - looking statements Note: All results and expectations in the presentation reflect continuing operations unless otherwise noted. This presentation contain s certain statements relating to future results, which are forward - looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, which reflect management’s expectations about future conditions , including, but not limited to, continued demand in the commercial and government aviation markets, anticipated activities and benefits under extended, expanded and new services, supply and distribution agreements, contributions from our acquisitio ns, production efficiencies in our hangars and progress on hangar expansions, continued sales growth, margin expansion, debt management, capital allocation and expenses . Forward - looking statements often address our expected future operating and financial performance and financial condition, or targets, goals, commitments, and other business plans, and often may also be identified because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms. These forward - looking statements are based on the beliefs of Company management, as well as assumptions and estimates based on information available to the Company as of the dates such assumptions and estimates are made, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, depending on a variety of factors, including: (i) factors that adversely affect the commercial aviation industry; (ii) adverse events and negative publicity in the aviation industry; (iii) a reduction in sales to the U.S. government and its contractors; (iv) cost overruns and losses on fixed - price contracts; (v) nonperformance by subcontractors or suppliers; (vi) a reduction in outsourcing of maintenance activity by airlines; (vii) a shortage of skilled personnel or work stoppages; (viii) competition from other companies; (ix) financial, operational and legal risks arising as a result of operating internationally; (x) inability to integrate acquisitions effectively and execute operational and financial plans related to the acquisitions, such as the acquisition of Trax USA Corp. and the Product Support Business of Triumph Group , Inc.; (xi) failure to realize the anticipated benefits of acquisitions; (xii) circumstances associated with divestitures; (xiii) inability to recover costs due to fluctuations in market values for aviation products and equipment; (xiv) cyber or other security threats or disruptions; (xv) a need to make significant capital expenditures to keep pace with technological developments in our industry; (xvi) restrictions on use of intellectual property and tooling important to our business; (xvii) inability to fully execute our stock repurchase program and return capital to stockholders; (xviii) limitations on our ability to access the debt and equity capital markets or to draw down funds under loan agreements; (xix) non - compliance with restrictive and financial covenants contained in our debt and loan agreements; (xx) changes in or non - compliance with laws and regulations related to federal contractors, the aviation industry, international operations, safety, and environmental matters, and the costs of complying with such laws and regulations; and (xxi) exposure to product liability and property claims that may be in excess of our liability insurance coverage. Should one or more of those risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described. Those events and uncertainties are difficult or impossible to predict accurately and many are beyond our control. For a discussion of these and other risks and uncertainties, refer to our Annual Report on Form 10 - K, Part I, “Item 1A, Risk Factors” and our other filings filed from time to time with the U.S. Securities and Exchange Commission. We assume no obligation to update any forward - looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Non - GAAP Financial Measures: This presentation includes certain non - GAAP financial measures. Please refer to the Appendix for additional information on these non - GAAP financial measures and reconciliations to the comparable GAAP measures. Unless otherwise noted, the statements made and the information provided in this presentation are as of March 27 , 202 5 .

© 2025 AAR CORP. All rights reserved worldwide. 3 Third quarter FY25 performance highlights Record third quarter sales of $678 million; 20% increase from Q3 FY2024 Adjusted EBITDA of $81 million , 39% higher than the same quarter last year; Adjusted EBITDA margin increased to 12.0% from 10.3% the prior year quarter Q3 FY25 adjusted EPS $0.99; higher by 16% from Q3 FY24 Reduced net leverage to 3.06x from 3.17x the prior quarter See Appendix for reconciliation of Non - GAAP financial measures

Optimized portfolio driving growth and profitability

Parts Supply


AAR
AAR

Financial highlights

- Q3 sales of $271 million; higher by 12% from the same quarter last year
- Adjusted EBITDA of $36.8 million; higher by 12% from the same quarter last year

New business and operational

- Multi year exclusive distribution agreement for PMA parts with Chromalloy's BELAC
- Multi year exclusive distribution agreement for Unison parts with DLA

See Appendix for reconciliation of Non-GAAP financial measures

Repair & Engineering



Financial highlights

- Q3 sales of $216 million; higher by 53% from the same quarter last year
- Adjusted EBITDA of $27.9 million; higher by 110% from the same quarter last year

New business and operational

- Multi year agreement with Cebu Pacific Air for nacelle maintenance
- Continued progress on Oklahoma City and Miami hangar expansions

Integrated Solutions


NAVY

Financial highlights

- Q3 sales of $163 million; slightly lower by 2% from the same quarter last year
- Adjusted EBITDA of $16.2 million; higher by 11% from the same quarter last year

New business and operational

- Multi year agreement with Cathay Pacific for Trax software

AAR
© 2025 AAR CORP. All rights reserved worldwide.
4

© 2025 AAR CORP. All rights reserved worldwide. 5 Q3 FY24 Q3 FY25 - 100 200 300 400 500 600 700 800 Q3 FY24 Q3 FY25 Up 20% $ 567.3 $678.2 Sales by segment (M) $242.3 $165.5 $270.7 $162.9 $215.9 $140.8 $18.7 $28.7 Adjusted operating income (M) Third quarter FY25 performance highlights $ 28 Q3 FY24 Q3 FY25 Quarterly Adj EPS $ 0.85 $ 0.99 16 % YoY Adjusted EBITDA (M) Adjusted EPS Q3 FY24 Q3 FY25 $ 81.2 $ 58.6 12% margin 10.3 % margin Corporate / other ($3.5) Corporate / other ($7.5) Corporate / other ($8.4) Corporate / other ($3.5) 8.3% margin 9.7% margin $47.2 $65.6 $270.7 $162.9 Consolidated Sales: 72% commercial; 28% government / defense Parts Supply Repair & Engineering Expeditionary Services Integrated Solutions Up 39% Up 39% See Appendix for reconciliation of Non - GAAP financial measures

© 2025 AAR CORP. All rights reserved worldwide. 6 Sales and profitability Parts Supply Strong demand for aftermarket parts Continued strong growth in new parts Distribution Growth in USM sales constrained by availability Q3 FY24 Q3 FY25 $ 31.1 $ 34.3 12.8 % margin 12.7 % margin Up 10% Q3 FY24 Q3 FY25 $ 33.0 $ 36.8 13.6 % margin 13.6 % margin Up 12% Adjusted operating income (M) Adjusted EBITDA (M) Sales (M) Q3 FY24 Q3 FY25 Commercial Government / Defense $ 242.3 $ 270.7 Up 12% Parts Supply See Appendix for reconciliation of Non - GAAP financial measures

© 2025 AAR CORP. All rights reserved worldwide. 7 Q3 FY24 Q3 FY25 Commercial Government / Defense Sales and profitability Repair & Engineering Repair & Engineering Product Support acquisition driving sales and margin expansion Product Support acquisition integration on schedule Hangars near capacity with good production efficiency Adjusted operating income (M) Adjusted EBITDA (M) Sales (M) Q3 FY24 Q3 FY25 $ 11.5 $ 23.9 Up 108% 8.2 % margin 11.1 % margin Q3 FY24 Q3 FY25 $ 13.3 $ 27.9 Up 110% 9.4 % margin 12.9 % margin $ 140.8 $ 215.9 Up 53% See Appendix for reconciliation of Non - GAAP financial measures

© 2025 AAR CORP. All rights reserved worldwide. 8 Sales and profitability Integrated Solutions Integrated Solutions Commercial and Govt. program activity down slightly Strong margin performance from Trax Continued growth opportunities in Trax Adjusted operating income (M) Adjusted EBITDA (M) Sales (M) Q3 FY24 Q3 FY25 $ 11.2 $ 12.4 6.8 % margin 7.6 % margin Q3 FY24 Q3 FY25 $ 14.6 $ 16.2 8.8 % margin 9.9 % margin Q3 FY24 Q3 FY25 Commercial Government / Defense $ 165.5 $ 162.9 Up 11% Up 11% See Appendix for reconciliation of Non - GAAP financial measures

© 2025 AAR CORP. All rights reserved worldwide. 9 Balance sheet highlights Pro forma net leverage reduced sequentially to 3.06x Target net leverage of 2.0 – 2.5x Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 3.17 3.31 3.30 3.58 March 1, 2024 Product Support acquisition Pro forma net leverage decreased 0.52x in year since Product Support acquisition Lower by 0.52x Pro forma net debt to pro forma adjusted EBITDA 3.06 See Appendix for reconciliation of Non - GAAP financial measures

© 2025 AAR CORP. All rights reserved worldwide. 10 Q3 Summary and Q4 FY25 guidance Q4 FY25 Guidance • Sales growth of mid - single digits from same quarter last year • High single - digits excluding Landing Gear • Q4 adjusted operating margin between 9.7 – 9.9% • Net interest expense consistent with Q3 of $18M • Q4 effective tax rate ~30% Q3 Summary • Exceptional performance in new parts Distribution and Airframe MRO • Product Support integration on track • Trax delivering results • Significant margin expansion, exceeding Q3 guidance • Variability in USM results driven by current market dynamics See Appendix for reconciliation of Non - GAAP financial measures

Appendix

Non - GAAP financial measures 8 © 2024 AAR CORP. All rights reserved worldwide. This presentation includes financial results for the Company with respect to adjusted diluted earnings per share, adjusted EBITDA and adjusted operating income, which are “non - GAAP financial measures” as defined in Regulation G of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We believe these non - GAAP financial measures are relevant and useful for investors as they illustrate our actual operating performance unaffected by the impact of certain items. When reviewed in conjunction with our GAAP results and the accompanying reconciliations, we believe these non - GAAP financial measures provide additional information that is useful to gain an understanding of the factors and trends affecting our business and provide a means by which to compare our operating performance against that of other companies in the industries we compete. These non - GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Adjusted EBITDA is net income (loss) before interest income (expense), other income (expense), income taxes, depreciation and amortization, stock - based compensation, and items of an unusual nature including but not limited to business divestitures and acquisitions, workforce actions, COVID - related subsidies and costs, impairment and exit charges, facility consolidation and repositioning costs, FCPA investigation settlement and related costs, equity investment gains and losses, pension settlement charges, legal judgments, acquisition, integration and amortization expenses from recent acquisition activity, and significant customer events such as early terminations, contract restructurings, forward loss provisions, and bankruptcies. Adjusted operating income is adjusted EBITDA gross of depreciation and amortization and stock - based compensation. Pursuant to the requirements of Regulation G of the Exchange Act, we provide tables that reconcile the above - mentioned non - GAAP financial measures to the most directly comparable GAAP financial measures in the Appendix at the end of this presentation. The Company is not providing a reconciliation of forward - looking adjusted operating margin to the most directly comparable forward - looking GAAP measure because the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, unusual gains and losses, the ultimate outcome of pending litigation, the impact and timing of potential acquisitions and divestitures, and other structural changes or their probable significance. Each of the adjustments has not occurred, are out of the Company's control and/or cannot be reasonably predicted. For this reason, the Company is unable to address the probable significance of the unavailable information.

Non - GAAP financial measures A djusted sales, operating income, operating margin, EBITDA, and EBITDA margin 9 © 2024 AAR CORP. All rights reserved worldwide.

Non - GAAP financial measures Adjusted EBITDA and EBITDA margin 1 1 © 2024 AAR CORP. All rights reserved worldwide.

Non - GAAP financial measures Adjusted diluted earnings per share 1 2 © 2024 AAR CORP. All rights reserved worldwide.

Pro forma net debt to pro forma EBITDA